UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 28, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Gregory W. Haskell as Chief Executive Officer and Director
Effective as of September 1, 2026 (the “Effective Date”), Gregory W. Haskell, the Chief Executive Officer of Innventure, Inc. (the “Company”) and a Class I director on the Company’s Board of Directors (the “Board”), will retire from his position as Chief Executive Officer and as a Class I director. The Company had previously announced on its Current Report on Form 8-K filed on June 30, 2026 (the “June 8-K”) that Mr. Haskell’s retirement would be effective as of October 1, 2026. Mr. Haskell’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
As previously announced by the Company in the June 8-K, the Company and Mr. Haskell entered into a consulting agreement on June 26, 2026 (the “Consulting Agreement”) pursuant to which Mr. Haskell will serve as an advisor to the Company beginning on October 1, 2026. On August 31, 2026, the Consulting Agreement was amended to change the date on which the consulting arrangement begins from October 1, 2026 to September 1, 2026. No other modifications were made to the Consulting Agreement.
Appointment of William Grieco as Chief Executive Officer and Director
In connection with Mr. Haskell’s planned retirement, on August 30, 2026, the Board appointed Dr. William Grieco to serve as Chief Executive Officer of the Company, effective as of the Effective Date. Dr. Grieco was also appointed as a Class I director on the Board, effective as of the Effective Date. The Company had previously announced on the June 8-K that Dr. Grieco’s assumption of these positions would be effective as of October 1, 2026.
As previously announced by the Company in the June 8-K, Dr. Grieco and Innventure LLC, the Company’s wholly owned subsidiary, entered into an employment letter on June 26, 2026 (the “Employment Letter”) pursuant to which Dr. Grieco’s employment with Innventure LLC would begin on October 1, 2026. On August 31, 2026, the Employment Letter was amended to change the date on which Dr. Grieco’s employment with Innventure LLC begins from October 1, 2026 to September 1, 2026. No other modifications were made to the Employment Letter.
Replacement of David Yablunosky as Chief Financial Officer
On August 31, 2026, the Company announced that David Yablunosky will be replaced in his role as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. Mr. Yablunosky is expected to continue to serve as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer until his successor has been identified and appointed. The Company has not yet identified a successor.
Appointment of Bruce Brown as Independent Chairman of the Board
Effective August 28, 2026, Mr. Michael Otworth, the Company’s Executive Chairman, resigned from his position as Executive Chairman of the Board, while retaining his position as an employee and member of the Board. Following Mr. Otworth’s resignation, Bruce Brown, the Board’s Lead Independent Director, was appointed independent Chairman of the Board, effective August 28, 2026. Following Mr. Brown’s appointment as independent Chairman of the Board, the Board determined that the Lead Independent Director position was no longer necessary, effective August 28, 2026.
Resignation of Suzanne Niemeyer as Director
On August 30, 2026, Suzanne Niemeyer, a member of the Board, resigned from the Board effective August 31, 2026. Ms. Niemeyer’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Reduction in Board Size
As a result of Ms. Niemeyer’s resignation from the Board, on August 30, 2026, the Board approved a reduction in the size of the Board from nine directors to eight directors, with such reduction to become effective immediately following the effectiveness of Ms. Niemeyer’s resignation on August 31, 2026. Following such reduction in the board size, Class III of the Board will consist of two directors, and each of Class I and Class II of the Board will consist of three directors. The Board remains focused on increasing the number and percentage of independent directors serving on the Board.
Departure of John Scott as Chief Strategy Officer
Effective August 31, 2026, Dr. John Scott, the Company’s Chief Strategy Officer, is no longer with the Company.

Item 7.01 Regulation FD Disclosure.
On August 31, 2026, the Company issued a press release announcing certain Board changes and management transitions as described therein.
The information in this Item 7.01 on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
Item 8.01 Other Events.
Letter to the Company’s Shareholders
On August 19, 2026, the Company’s Board issued a letter (the “Letter”) to the Company’s shareholders announcing certain corporate actions. The Letter was furnished on a Current Report on Form 8-K on August 19, 2026. A copy of the Letter is filed as Exhibit 99.2 to this Current Report on Form 8-K.
Legal Proceedings
On August 28, 2026, a putative securities class action complaint captioned Labed v. Innventure, Inc., et al., Case No. 1:26-cv-07377, was filed in the United States District Court for the Southern District of New York against the Company and certain of its executive officers (collectively, the “Defendants”). The complaint was brought by plaintiff Raled Labed, individually and on behalf of a putative class of all persons and entities that purchased or otherwise acquired securities of the Company between November 17, 2025 and August 13, 2026, inclusive (the “Class Period”).
The complaint asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder. The complaint alleges that, during the Class Period, the Defendants made materially false and misleading statements and omissions regarding the Company’s business, operations and prospects. The complaint alleges that these purported misstatements and omissions artificially inflated the price of the Company’s securities during the Class Period.
The complaint seeks compensatory damages in an unspecified amount, together with interest, reasonable costs and expenses, including attorneys' fees and expert fees. The Company intends to defend the action vigorously. The action is in its preliminary stages, and the Company is unable to predict the outcome of this matter or estimate a range of reasonably possible losses, if any.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Innventure, Inc., dated August 31, 2026
99.2	Press Release of Innventure, Inc. dated August 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: August 31, 2026	By:	/s/ Suzanne Niemeyer
	Name:	Suzanne Niemeyer
	Title:	General Counsel